OTHER NON-CURRENT ASSETS	6 Months Ended
Jun. 30, 2018
Subclassifications of assets, liabilities and equities [abstract]
OTHER NON-CURRENT ASSETS
OTHER NON-CURRENT ASSETS
The components of other non-current assets are as follows:

(US$ Millions)	Jun. 30, 2018	Dec. 31, 2017
Securities - FVTPL	$238	$174
Derivative assets	38	48
Securities - FVTOCI	150	150
Restricted cash	133	153
Inventory	301	216
Other	218	157
Total other non-current assets	$1,078	$898

Securities - FVTPL
Securities - FVTPL consists primarily of the partnership’s investment in convertible preferred units of a U.S. hospitality operating company. The preferred units earn a fixed cumulative dividend of 7.5% per annum compounding quarterly. Additionally, the partnership receives distributions in additional convertible preferred units of the U.S. hospitality operating company at 5.0% per annum compounding quarterly. The carrying value of these convertible preferred units at June 30, 2018 was $171 million (December 31, 2017 - $147 million).

Securities - FVTOCI
Securities - FVTOCI represent the partnership’s retained equity interests in 1625 Eye Street in Washington, D.C. and Heritage Plaza in Houston, both property holding companies, that it previously controlled and in which it retained a non-controlling interest following disposition of these properties to third parties. The partnership continues to manage these properties on behalf of the acquirer but does not exercise significant influence over the relevant activities of the properties. Included in securities - FVTOCI at June 30, 2018 are $103 million (December 31, 2017 - $103 million) of securities pledged as security for a loan payable to the issuer in the amount of $93 million (December 31, 2017 - $93 million) recognized in other non-current financial liabilities.